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                                                                   EXHIBIT 10.57

                                                                    CONFIDENTIAL


                                 CONFIDENTIAL
               FIRST AMENDMENT TO INTERACTIVE SERVICES AGREEMENT
               -------------------------------------------------

        This First Amendment to Interactive Services Agreement (this "First Amendment"), effective as of April 12, 2000 (the "First Amendment Date"), is made and entered into by and between America Online, Inc. ("AOL"), a Delaware corporation, with its principal offices at 22000 AOL Way, Dulles, Virginia 20166, and drkoop.com, Inc. ("Interactive Content Provider" or "ICP"), a Delaware corporation, with its principal offices at 7000 N. Mopac Blvd., Suite 400, Austin, Texas 78731 (each a "Party" and collectively the "Parties").

                                   RECITALS
                                   --------

        WHEREAS, AOL and ICP entered into an Interactive Services Agreement, effective as of July 1, 1999 (the "Agreement");

        WHEREAS, AOL and ICP each desires to amend the terms of the Agreement as described in this First Amendment; and

        WHEREAS, defined terms used but not otherwise defined in this First Amendment, including the Exhibits hereto, shall be as defined in the Agreement.

        NOW, THEREFORE, in consideration of the mutual covenants, promises and agreements herein contained, the Parties hereto agree as follows:

                                     TERMS
                                     -----

1. REFERENCES. All references in the Agreement to "this Agreement" or "the Agreement" (including indirect references such as "hereunder") are hereby deemed to be amended to refer to the Agreement as amended by this First Amendment.

2. AMENDMENT TO SECTION 1.5. Section 1.5 of the Agreement is hereby deleted in its entirety. AOL shall have no impressions obligations to ICP whatsoever and any reference to an Impressions Target in the Agreement is hereby deleted.

3. AMENDMENT TO SECTION 3.4 (CARRIAGE AND PROMOTIONAL FEE). Section 3.4 of the Agreement is hereby deleted in its entirety and replaced with the following Section 3.4:

        "3.4  CARRIAGE AND PROMOTIONAL FEE/OTHER.

              (a) Fee. ICP shall pay AOL $24,250,000 on the Effective Date ("Guaranteed Payment"). AOL acknowledges that ICP has paid in full the Guaranteed Payment.

              (b) Reduced Commitments.  Beginning on April 1, 2000:

                    (i) AOL's sole carriage and programming obligations to ICP pursuant to the Agreement shall be as set forth in Exhibit H, AOL shall not be obligated to provide the Promotions set forth in Section 1.1 or Exhibit A-1, and AOL shall have no further obligations under Exhibit A. By way of clarification and not limitation, AOL shall have all rights specified in
                    Section 1.1 and Exhibit A,

                    (ii) in addition to all other obligations set forth in the Agreement, and in accordance with the terms of the Agreement, as amended by this First Amendment, ICP shall continue to provide the ICP Internet Site, the ICP Programming and all existing Licensed Content for the Netscape Netcenter, Digital City and AOL.com ("Selected Properties") until at least the earlier of July 31, 2000 or the date AOL notifies ICP that such Content should be

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Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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                    removed from any Selected Property. If AOL does not request that ICP remove such Content from a Selected Property by July 31, 2000, ICP shall continue to provide such Content unless and until AOL requests that ICP remove such Content; provided that, ICP shall have the right after July 31, 2000, upon thirty (30) days written notice to AOL, to discontinue providing such programming for any Selected Property if AOL does not provide promotions for such programming on such Selected Property within any thirty (30) day period. By way of clarification and not limitation, ICP shall continue to provide the programming set forth in the Programming Plan for the AOL Service and CompuServe unless AOL chooses to remove, or directs ICP to remove, some or all of such programming,

                    (iii) ICP shall not be entitled to Premier Status hereunder and Section 1.6 of this Agreement (other than Section 1.6.2
                    (b)) shall be of no further force or effect, and

                    (iv) Section 8 of the Agreement shall be of no further force or effect.

             (c) Other Agreements. ICP represents, warrants and covenants that ICP shall amend all of ICP's agreements with other Interactive Services to reduce all payments by ICP thereunder by at least *** on or before July 1, 2000. In the event ICP is unable to reduce its payments to other Interactive Services by *** on or before July 1, 2000, AOL shall have an immediate right to terminate this Agreement without ICP having any right to cure. Notwithstanding anything to the contrary in this Agreement, (a) AOL shall be entitled, if it so elects, ***.

4. AMENDMENT TO SECTION 3.9 (WARRANTS). Section 3.9 is hereby deleted in its entirety (including Exhibits H, I and J referenced therein) and replaced with the text set forth below, and the Time Warrant, Page View Warrant and PMRA previously issued thereunder to AOL are hereby cancelled by AOL and delivered herewith to ICP, each of which has been marked "CANCELLED" on the face thereof:

        "3.9 ISSUANCE OF COMMON STOCK. On April 12, 2000, ICP shall issue to AOL Three Million Five Hundred Thousand (3,500,000) shares of common stock of ICP, pursuant to a stock purchase agreement substantially in the form attached hereto as Exhibit I (the "Stock Purchase Agreement"), which shares shall be subject to the Registration Rights Agreement, dated as of July 1, 1999, by and between ICP and AOL. Such Stock shall be deemed fully earned by AOL upon receipt. ***. In addition, on or after April 12, 2000, to the extent the Company provides to any such Existing Interactive Services Provider any investors rights (including but not limited to registration rights, put rights or rights of first offer) on terms more favorable than the rights provided to AOL pursuant to this Agreement, the investors rights provided to AOL in connection with this Agreement shall be deemed to be amended to the extent necessary to provide investor rights to AOL on terms as favorable as the rights provided to such Existing Interactive Service Provider."

5. AMENDMENT TO SECTION 4.2 (ADVERTISING SALES ON THE ICP INTERNET SITE AND THE DR. KOOP SITE). Section 4.2 is hereby amended to add the following text at the end of such Section:

          "Notwithstanding the foregoing, beginning on April 1, 2000, ICP shall have the exclusive right to license or sell ICP Advertisements and to retain *** of all Advertising Revenues generated therefrom, but ICP shall not authorize or permit any third party to license or sell the ICP Advertisements, except that, nothing herein shall prohibit ICP from using any third

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          party to sell advertising on the Dr. Koop Site. ICP shall fully perform all of AOL's obligations pursuant to agreements for the license or sale of ICP Advertisements which were entered into by AOL pursuant to the Agreement prior to April 1, 2000. In addition, ICP fully releases and forever discharges AOL from and against any and all ICP charges, complaints, claims, demands, actions or causes of action, whether known or unknown, anticipated or unanticipated, of any kind, sort or nature whatsoever arising prior to the First Amendment Date, including without limitation those arising from, related to or concerning in any way AOL's license or sale of ICP Advertisements pursuant to the Agreement."

6. AMENDMENT TO SECTION 7.1 (TERM). The first sentence of Section 7.1 of the Agreement is hereby deleted and replaced with the following text:

          "Unless earlier terminated as set forth herein, the initial term of this Agreement shall commence on the Effective Date and expire on April 15, 2001 (the "Initial Term")."

        In addition, the term "Section 5.4" on the fifth line of Section 7.1 of the Agreement shall be replaced with "Section 3.4".

7.      AMENDMENT TO SECTION 7.2 (TERMINATION FOR BREACH). The heading of
        Section 7.2 is hereby amended to read "Termination for Breach/Other."
        Section 7.2 is hereby deleted and replaced with the following text:

          "ICP may terminate this Agreement at any time in the event of a material breach by AOL which remains uncured after thirty (30) days written notice thereof. AOL may terminate this Agreement at any time in the event of a material breach by ICP upon written notice thereof, with no right to cure. This Agreement shall automatically terminate in the event that (a) a trustee, receiver, custodian, or similar official for ICP or any substantial portion of ICP's business is appointed, or
          (b) ICP stock fails to meet the listing requirements for any automated stock quotation system or national securities exchange on which such stock is listed. Notwithstanding any other provision herein, any right of AOL hereunder to terminate this Agreement which requires the provision of notice of such intent to terminate shall be exercisable by AOL without the requirement that AOL provide such notice if such notice is legally prohibited or stayed."

8. AMENDMENT TO SECTION 7.4. Section 7.4 of the Agreement shall be deleted and replaced in its entirety with the following text:

        "7.4 ADDITIONAL TERMINATION RIGHTS. AOL shall have the right to terminate this Agreement in the event of one of the triggering events as set forth below:

             7.4.1 ICP has unpaid obligations to AOL or any third party which ICP is not disputing in good faith in excess of *** (in the aggregate); or

             7.4.2 The sum of ICP's "cash," "marketable securities" and available credit, credit lines and capital commitments falls below *** in any quarter as such are reported in ICP's Form 10-Q or in any report provided pursuant to Section 17 of the First Amendment.

             7.4.3 The occurrence of any event or combination of events which, in AOL's sole judgment, materially reduces the likelihood that ICP will be able fully and timely to comply with its obligations under the Agreement.

             7.4.4 Upon the occurrence of any of the foregoing, and notwithstanding anything to the contrary in the Agreement or any other agreement between the parties, AOL shall be permitted (but not required) to deliver to ICP a notice of termination of the Agreement, and the Agreement shall be terminated immediately upon ICP's receipt of such notice.

        AOL's right of termination under this Section 7.4 shall be immediate and ICP shall have no right to cure."

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9.   AMENDMENT TO SECTION 7.7 (TERMINATION ON CHANGE OF CONTROL).  Section 7.7
     is hereby amended only as follows: the term "Named Entity" shall be replaced with the term "Interactive Service."

10. AMENDMENT TO ARTICLE IV OF EXHIBIT C (CONFIDENTIALITY). Article IV of Exhibit C of the Agreement is amended to add the following text at the end of such Article:

          "ICP acknowledges and agrees that (x) any information about AOL's relationship with ICP, including without limitation, the substance or terms of the Agreement or the First Amendment, shall constitute Confidential Information under this Agreement, (y) that ICP's employees must comply with the provisions of this Article IV, and (z) that any disclosure by ICP's employees of any information set forth in clause (x) or any other Confidential Information, shall be deemed a material breach of this Agreement by ICP with no right to cure. Notwithstanding anything in the contrary in this Agreement or this
          Article IV, ICP shall use best efforts to ensure that ICP's employees to not disclose to any third party such Confidential Information."

11. ADDITION OF NEW EXHIBIT H. Attachment 1 to this First Amendment is hereby added as a new Exhibit H to the Agreement.

12. CONTINUANCE OF AGREEMENT. Except as modified by this First Amendment, the Agreement shall remain in full force and effect.

13.  STAY WAIVER

     In consideration for AOL's willingness to enter into this Amendment and its agreement to the restructuring contemplated thereby, ICP agrees that in the event that, after the Amendment Effective Date, ICP becomes subject to any bankruptcy or reorganization proceedings, and there is before or after the commencement of such bankruptcy proceedings any default under the Agreement or any event which under the terms of the Agreement would give AOL the right to terminate the Agreement (or event which, with the passage of time and/or the giving of notice would become a default or give rise to any right to terminate the Agreement) by ICP under the Agreement (or under any other agreement to which ICP and AOL are parties), ICP shall and hereby does stipulate and agree to the modification of the automatic stay of 11 USC Section 362, and any other stay or injunction that may be in effect, so as to enable AOL to exercise each and every one of its rights and remedies under the Agreement, as amended hereby, including without limitation the right to terminate the Agreement, and ICP hereby waives any right to or benefit from any such stay or injunction. ICP agrees that it will not take any position or seek any relief in any bankruptcy case that is in any respect inconsistent with the foregoing agreements. ICP acknowledges that the foregoing agreement is appropriate because, among other things, (a) ICP is obtaining by virtue of the First Amendment the benefits of a restructuring of its relationship with AOL and substantial relief from financial obligations, and (c) it would be unfair and inequitable for ICP, having received the material benefit of the restructuring reflected by this Amendment, to then frustrate AOL's ability to exercise its rights and remedies under the Agreement by means of a bankruptcy filing. This Section 13 is a material inducement to AOL to enter into this Amendment.

14.  ASSUMPTION/REJECTION

     ICP agrees that if it becomes subject to any proceedings under Title 11 of the United States Code, it will (a) *** and (b) will not seek to assume the Agreement without the express written consent of AOL. ICP acknowledges that the Related Agreements are part of a single contractual arrangement, such that it would be improper for ICP to seek to assume any of such Related Agreements without assuming all of them at the same time. For purposes of this section, the "Related Agreements" are the Agreement, as amended by this First Amendment, the Stock Purchase Agreement and the Development and Services Agreement by and between the Parties, effective as of July 1, 1999.

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15.  CHAPTER 11 PLAN

     ICP agrees that if it becomes subject to any proceedings under Chapter 11 of the Bankruptcy Code, or any similar or successor provision of state or federal law, it will not propose a plan of reorganization or liquidation that would alter in any way any of AOL's legal, contractual, or equitable rights against ICP, whether under the Agreement or otherwise, without the express consent of AOL.

16.  [INTENTIONALLY OMITTED].

17. REPORTING REQUIREMENTS. ICP shall provide reports *** as requested by AOL. In addition, on the first business day of each month following the First Amendment Date, ICP shall complete and deliver to AOL a report, in a form designated by AOL, ***. Each such report shall be certified as complete and accurate by an officer of ICP.

18. PERSONAL SERVICES. The parties agree and acknowledge that AOL is entering into the Agreement with ICP because of ICP's unique qualifications and reputation and because of ***.

19. ADDITIONAL COVENANTS. ICP shall not incur any debt after the date of the First Amendment Date without the consent of AOL, other than (a) ordinary course of business trade credit, (b) debt incurred solely to purchase assets to be used in connection with ICP's current business and which is secured by such assets, (c) debt which is used to refinance existing debt in an amount no greater than the existing debt and on terms no less favorable to Koop than the existing debt, and (d) total unsecured debt not covered by (a), (b) or (c) hereof of not greater than $100,000 outstanding at any time.

20. COUNTERPARTS. This First Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.



     IN WITNESS WHEREOF, the Parties hereto have executed this First Amendment as of the First Amendment Date.

AMERICA ONLINE, INC.                        drkoop.com, Inc.


By: /s/ David M. Colburn                    By: /s/ Donald Hackett
    ------------------------------               ----------------------

Print Name: David M. Colburn                Print Name: Donald Hackett
            ----------------------                      ---------------

Title: President, Business Affairs          Title:  CEO
       ---------------------------                  -------------------

Date: April 14, 2000                        Date:  April 14, 2000
      ----------------------------                 --------------------

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                                 ATTACHMENT 1
                          EXHIBIT H TO THE AGREEMENT

                                CARRIAGE PLAN:
                                --------------

--------------------------------------------------------------------------------
              BRAND - SCREEN                           IMPRESSIONS
--------------------------------------------------------------------------------
         Level 1 Promotions
--------------------------------------------------------------------------------
CompuServe - Health and Fitness Main
--------------------------------------------------------------------------------
CompuServe - Contextual Placement Other
           - Content Articles
--------------------------------------------------------------------------------
 AOL Service - Today In Health
--------------------------------------------------------------------------------
 AOL Service - Contextual Placement Other
             - Text
--------------------------------------------------------------------------------
CompuServe - Contextual Placement Other
           - Text
--------------------------------------------------------------------------------
            Total Level 1:                                *** IMPRESSIONS
--------------------------------------------------------------------------------
         Level 3 Promotions
--------------------------------------------------------------------------------
CompuServe - News ROS
--------------------------------------------------------------------------------
            Total Level 3:                                *** Impressions
--------------------------------------------------------------------------------
         Level 4 Promotions
--------------------------------------------------------------------------------
CompuServe - Communications Channel
                ROS
--------------------------------------------------------------------------------
            Total Level 4:                                *** IMPRESSIONS
--------------------------------------------------------------------------------
         Level 5 Promotions
--------------------------------------------------------------------------------
         AOL Service - Email
--------------------------------------------------------------------------------
         CompuServe - Email
--------------------------------------------------------------------------------
            Total Level 5:                                *** IMPRESSIONS
--------------------------------------------------------------------------------
         Level 6 Promotion
--------------------------------------------------------------------------------
         CompuServe - Chat
--------------------------------------------------------------------------------
            Total Level 6:                                *** IMPRESSIONS
--------------------------------------------------------------------------------

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*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.